UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

MODERNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square
Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 714-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 2.02    Results of Operations and Financial Condition.
On January 4, 2022, Moderna, Inc. (the “Company”) issued a letter to its shareholders, which included the Company’s current expectations with respect to its cash, cash equivalents, and investments in marketable securities as of December 31, 2021 and the number of doses of its COVID-19 vaccine delivered during the year ended December 31, 2021. A copy of the letter is attached hereto as Exhibit 99.1.
Item 7.01    Regulation FD Disclosure.

On January 4, 2022, the Company issued a letter to its shareholders. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Items 2.02 and 7.01 (including Exhibit 99.1) to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Letter dated January 4, 2022, from Moderna, Inc. to its shareholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2022		MODERNA, INC.

	By:	/s/ Shannon Thyme Klinger
Shannon Thyme Klinger
Chief Legal Officer